THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM Series

Supplement dated September 18, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your individual annuity contract. You should read this Supplement together with the prospectus (the “Prospectus”) filed therein. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The changes described in this Supplement affect Appendix A – Investment Options Available Under The Contract and Appendix B – Investment Requirements.

Putnam Investment Management LLC, the investment manager of Putnam VT Sustainable Leaders Fund, has announced that the fund is expected to be renamed Putnam VT Focused U.S. Research Fund on or about October 5, 2026.

Beginning on or about October 5, 2026, all references to Putnam VT Sustainable Leaders Fund in those appendices will be replaced with Putnam VT Focused U.S. Research Fund.

For more information about this underlying fund, including its principal investment strategies and principal risks, please refer to the underlying fund prospectus.

You may obtain additional information, including underlying fund prospectuses and supplements, by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.